UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 18, 2009

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On May 18, 2009, Quest Energy Partners, L.P. (the “Partnership”) received a staff determination notice (the “Staff Determination”) from The NASDAQ Stock Market (“NASDAQ”) stating that the Partnership’s common units are subject to delisting since the Partnership is not in compliance with the filing requirements for continued listing as set forth in Listing Rule 5250(c)(1) (formerly Marketplace Rule 4310(c)(14) (the “Rule”). The Staff Determination, which the Partnership expected, was issued in accordance with standard NASDAQ procedures due to the delayed filing of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “2008 Third Quarter Form 10-Q”) and Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”). The Staff Determination also noted that the Partnership was delinquent in the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “2009 First Quarter Form 10-Q”).

On May 22, 2009, the Partnership requested a hearing before the NASDAQ Listing Qualifications Hearing Panel (the “Panel”) to appeal the Staff Determination. The hearing request automatically stays the delisting of the Partnership’s common units until June 10, 2009, the 15th calendar day from the Partnership’s May 26, 2009 deadline to request a hearing. The Partnership also requested that the Panel further stay the delisting of the Partnership’s common units to allow the Partnership additional time to file its 2008 Third Quarter Form 10-Q, the 2008 Form 10-K and the 2009 First Quarter Form 10-Q. There can be no assurances, however, that the Panel will grant the Partnership’s requests or that the Partnership’s common units will not be delisted.

As previously announced, on November 19, 2008, the Partnership received a Delinquency Compliance Alert Letter (the “Initial Letter”) from NASDAQ, indicating that the Partnership was not in compliance with the Rule due to the failure to timely file the 2008 Third Quarter Form 10-Q. Following receipt of the Initial Letter, the Partnership timely submitted a plan (the “Compliance Plan”) to NASDAQ, outlining the Partnership’s planned actions to regain compliance with the Rule. NASDAQ subsequently granted the Partnership an extension to allow the Partnership until May 18, 2009 to regain compliance with the Rule by filing the 2008 Third Quarter Form 10-Q. On April 2, 2009, the Partnership received a Delinquency Compliance Alert Letter (the “Second Letter”) from NASDAQ, indicating that the Partnership was not in compliance with the Rule due to its failure to timely file the 2008 Form 10-K. As requested by NASDAQ, following receipt of the Second Letter, the Partnership timely submitted an update to the Compliance Plan, but NASDAQ did not grant the Partnership its requested extension to allow the Partnership until May 31, 2009 to regain compliance with the Rule by filing the 2008 Third Quarter Form 10-Q and the 2008 Form 10-K.

The Partnership is working diligently to complete the preparation and filing of the 2008 Third Quarter Form 10-Q, the 2008 Form 10-K and the 2009 First Quarter Form 10-Q.

A copy of the press release announcing receipt of the Staff Determination is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Quest Energy Partners, L.P. dated May 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P.

By: Quest Energy GP, LLC, its General Partner

By:	/s/ Eddie LeBlanc
Eddie LeBlanc
Chief Financial Officer

Date: May 22, 2009

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